UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2023
Anterix Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)
(973) 771-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC
(NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 8, 2023, Anterix Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually commencing at 9:30 a.m. Eastern Time. Of the 19,042,634 shares of the Company’s common stock (the “Common Stock”) issued and outstanding and eligible to vote as the record date on June 12, 2023, a quorum of 17,281,051 of Common Stock, or approximately 90.74% of the eligible shares of Common Stock, were represented at the virtual Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 30, 2023 (the “Proxy Statement”). The following actions were taken at the Annual Meeting:

(1) Election of Directors. The Company’s stockholders elected Morgan E. O’Brien, Robert H. Schwartz, Jeffrey A. Altman, Leslie B. Daniels, Gregory A. Haller, Singleton B. McAllister, Gregory A. Pratt, Paul Saleh and Mahvash Yazdi as directors, to hold office until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each director nominee received more “FOR” votes than “AGAINST” votes, and more than a majority of the votes cast. The following table shows the number of votes cast “FOR” or “AGAINST” and the number of “ABSTENTIONS” and “BROKER NON-VOTES” for each nominee:

Director	For	Against	Abstentions	Broker Non-Votes
Morgan E. O’Brien	15,866,958	218,293	970	1,207,040
Robert H. Schwartz	15,919,335	165,082	1,804	1,207,040
Jeffrey A. Altman	15,964,587	118,830	2,804	1,207,040
Leslie B. Daniels	15,656,576	426,966	2,854	1,207,040
Gregory A. Haller	15,891,576	192,677	1,968	1,207,040
Singleton B. McAllister	13,387,866	2,685,468	12,887	1,207,040
Gregory A. Pratt	15,883,718	200,585	1,918	1,207,040
Paul Saleh	15,903,759	180,652	1,810	1,207,040
Mahvash Yazdi	15,817,288	266,965	1,968	1,207,040

(2) Advisory Vote on the Compensation of the Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as the “ABSTENTIONS” and “BROKER NON-VOTES” submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
14,025,394	770,761	1,290,066	1,207,040

(3) Approval of the Anterix Inc. 2023 Stock Plan. The Company’s stockholders approved the Anterix Inc. 2023 Stock Plan. The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as the “ABSTENTIONS” and “BROKER NON-VOTES” submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
14,870,974	714,284	500,963	1,207,040

(4) Ratification of Auditors. The Company’s stockholders ratified the appointment of Grant Thornton LLP, with the approval of approximately 99.73% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as the “ABSTENTIONS” submitted on this proposal:

For	Against	Abstentions
17,240,576	46,402	6,283

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: August 9, 2024	/s/ Gena L. Ashe
Gena L. Ashe
Chief Legal Officer and Corporate Secretary